UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

IAC INC.

(Exact name of registrant as specified in charter)

Delaware	001-39356	82-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2025, IAC Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below. These proposals are described in detail in the Company’s definitive proxy statement related to the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on May 6, 2025. The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 30, 2025, the record date for the Annual Meeting, there were 73,914,474 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. IAC common stock and IAC Class B common stock are collectively referred to as “IAC capital stock.”

1.            A proposal to elect twelve members of the Board, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). The Company’s stockholders elected each of the nominees to the Board on the basis of the following voting results:

Elected by holders of IAC common stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Tor R. Braham	60,362,651	821,171	5,522,454
Alan G. Spoon	50,614,850	10,568,972	5,522,454
Richard F. Zannino	60,261,433	922,389	5,522,454

Elected by holders of IAC capital stock, voting together as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Chelsea Clinton	118,100,134	978,678	5,522,454
Barry Diller	116,963,159	2,115,653	5,522,454
Michael D. Eisner	104,723,707	14,355,105	5,522,454
Bonnie S. Hammer	102,023,119	17,055,693	5,522,454
Victor A. Kaufman	117,357,115	1,721,697	5,522,454
Bryan Lourd	118,550,094	528,718	5,522,454
David Rosenblatt	98,574,375	20,504,437	5,522,454
Maria Seferian	118,561,786	517,026	5,522,454
Alexander von Furstenberg	118,321,407	757,405	5,522,454

2.             A non-binding advisory vote on IAC’s 2024 executive compensation. This proposal was approved by the holders of IAC capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
115,587,419	2,321,740	1,169,653	5,522,454

3.             A proposal to ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2025 fiscal year. This proposal was approved by the holders of IAC capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,248,154	52,093	301,019	0

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC INC.

	By:	/s/ Kendall Handler
	Name:	Kendall Handler
Date: June 23, 2025	Title:	Executive Vice President, Chief Legal Officer & Secretary